MOSINEE PAPER CORPORATION
                 1994 EXECUTIVE STOCK OPTION PLAN

                     As last amended effective
                           March 4, 1999

                     MOSINEE PAPER CORPORATION
                 1994 EXECUTIVE STOCK OPTION PLAN


     Mosinee Paper Corporation, a corporation with its principal place of business located in Mosinee, Wisconsin (the "Company"), hereby adopts the Mosinee Paper Corporation 1994 Executive Stock Option Plan
 (the "Plan"), as set forth herein.

     Section 1. PURPOSE. The Plan is intended to attract and retain key executive employees by permitting such employees of Mosinee Paper Corporation (the "Company") or any parent or subsidiary of the Company to acquire authorized and unissued, or reacquired, shares of common stock of the Company pursuant to purchase options. The availability of the options and grants thereof will furnish additional inducements to such employees to continue employment with the Company, or any parent or subsidiary of the Company, and encourage them, by giving them an opportunity to acquire a greater stake in the Company's success, to increase their efforts to promote the best interests of the Company and its stockholders.

     It is the express intent of the Company that, subject to Section 6.2(g) hereof, all options granted hereunder designated "Incentive Stock Options" shall meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor section or sections. It is the further intent of the Company that options granted hereunder designated "Non-Qualified Stock Options" shall not meet the requirements of Section 422 of the Code. A key employee may be granted and may hold one or more options under this Plan.

     Section 2. NUMBER OF SHARES AVAILABLE FOR OPTIONS. The aggregate number of shares of common stock, no par value, of the Company (the "Shares") which may be issued under options granted pursuant to the Plan shall be 100,000.

     Section 3.  ADMINISTRATION OF THE PLAN.

     Section 3.1 GENERAL. The Plan shall be administered by a committee (the "Committee") consisting of at least two members designated by the Board of Directors of the Company from among those of its members who are not officers or employees of the Company or a parent or subsidiary of the Company and who otherwise satisfy the definition of a "Non-Employee Director" in Rule 16b-3(b)(3) promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

     Section 3.2 AUTHORITY OF COMMITTEE. The Committee shall have full and complete authority to grant options to such eligible employees on such terms, which need not be the same as to all Optionees, as will, in its discretion and subject only to the specific limitations elsewhere contained in the Plan, carry out the purpose of the Plan. The Committee shall also have full and complete authority to interpret the Plan and adopt rules governing the administration of the Plan. The Committee's decision on any matter with respect to the Plan shall be final.

     Section 3.3 INDEMNIFICATION OF COMMITTEE. To the extent permitted by applicable law, the members of the Committee and each of them shall be indemnified and saved harmless by the Company from any liability or claim of liability which may arise from the administration of the Plan if the acts giving rise to such liability or claim of liability were taken in good faith and without negligence.

     Section 4.  ELIGIBLE EMPLOYEES.

     Section 4.1 DEFINITION OF ELIGIBLE EMPLOYEES. Subject to the limitations of Section 4.2, key employees (who may also be officers or directors) of the Company (or any parent or subsidiary of the Company) shall be eligible to participate in the Plan. For purposes of the Plan, the term "key employee" shall include all employees of all participating employers employed in management, administrative or professional capacities.

     Section 4.2  LIMITATIONS ON ELIGIBILITY.  Directors of the Company

 (or its parent or subsidiary) who are not also employees of such entity shall not be eligible to receive options under the Plan. No person who is serving as a member of the Committee shall be eligible to receive an option; provided, however, that options outstanding prior to an Optionee's becoming a member of the Committee shall remain in effect.

     Section 5.  GRANTING OF OPTIONS.  Subject to the limitations of
 Section 4.2, options to purchase Shares shall be granted to such key employees who are eligible to participate in the Plan as the Committee may, from time to time and at any time, select. Membership in a class of eligible key employees shall not, without specific Committee action, entitle a key employee to receive an option to purchase Shares. Eligible key employees selected by the Committee shall be referred to herein as "Optionees." Options to purchase Shares which are granted prior to the approval of the Plan by the Company's stockholders shall be expressly conditioned upon such approval.

     Section 6.  TERMS AND CONDITIONS OF THE OPTIONS.

     Section 6.1 WRITTEN INSTRUMENT. Each option to purchase Shares granted under the Plan shall be evidenced by a written option agreement signed on behalf of the Company and the Optionee which sets forth the name of the Optionee, the date granted, the price at which the Shares subject to the option may be purchased (the "option price"), whether the option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the option and such other terms and conditions consistent with the Plan as determined by the Committee. The Committee may at the time of grant or at any time thereafter impose such additional terms and conditions on the exercise of such option as it deems necessary or desirable for compliance with Section 16 of the Exchange Act and the regulations promulgated thereunder. Such option agreement shall incorporate by reference all terms, conditions and limitations set forth in the Plan.

     Section 6.2 TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other limitations, terms and conditions specified in the Plan, each option granted hereunder shall, as to each Optionee, satisfy the following requirements:

     (a)  DATE OF GRANT.  Options must be granted on or before October
 19, 2004.

     (b) EXPIRATION. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such option is granted. No Non-Qualified Stock Option shall be exercisable after the expiration of twenty years from the date such option is granted.

     (c) PRICE. The option price as to any Share subject to either an Incentive Stock Option or Non-Qualified Stock Option will be not less than one hundred percent of the fair market value of the Share on the date the option is granted. For purposes of the Plan, the fair market value of a Share means:

     (i) The mean between the high and the low prices at which the Shares were traded if the Shares were then listed for trading on a national or regional securities exchange or were then traded on a bona fide over-the-counter market; or

     (ii) If the Shares were not traded on an exchange or a bona fide over-the-counter market, a value determined by an appraiser selected by the Committee.

 In the event that the date on which the fair market value of a Share is to be determined is a date on which there is no trading of the Shares on a national or regional securities exchange or on the over-the-counter market, such fair market value shall be determined by referring to the next preceding business day on which trading occurs.

     (d)  TRANSFERABILITY.

     (i) No Incentive Stock Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution nor can it be exercised by anyone other than the Optionee during the Optionee's lifetime.

     (ii) The Committee may, in its discretion, authorize all or a portion of any options to be granted to an Optionee or which were granted to any Optionee on or before October 31, 1996 to permit transfer by the Optionee to (A) the spouse, children or grandchildren of the Optionee ("Immediate Family"), (B) a trust for the exclusive benefit of the Optionee or the Optionee's Immediate Family, (C) a partnership in which the Optionee or the Optionee's Immediate Family are the only partners, or (D) to a former spouse of the Optionee pursuant to a domestic relations order within the meaning of Rule 16a-12 promulgated under Section 16 of the Exchange Act; provided, however, that (X) there may be not consideration for any such transfer, (Y) the written option agreement required by Section 6.1, or any amendment thereof approved by the Committee, must expressly provide for transferability of the option evidenced in such agreement in a manner consistent with this Section 6.2(d), and (Z) once transferred pursuant to the preceding provisions of the Section 6.2(d)(ii), no subsequent transfer of any options shall be permitted except a transfer by will or the laws of descent and distribution. In authorizing all or any portion of an option to be transferred, the Committee may impose any conditions on exercise, prescribe a holding period for the Shares acquired upon such exercise and/or impose any other conditions or limitations it deems desirable or necessary in order to carry out the purposes and requirements of the Plan. Following transfer, the terms and conditions of the plan and the written option agreement relating to such option shall continue to be applicable in all respects to the Optionee making such transfer and each transferred option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer as if such option had not been transferred, including, but not limited to, the terms and conditions with respect to the lapse and termination of such option. For purposes of Section 7, the transferee of an option shall be deemed an "Optionee". Neither the Company, the Committee or any Optionee shall have any obligation to inform any transferee of the termination or lapse of any option for any reason. Notwithstanding any other provision of the plan, (YY) following the termination of employment of an Optionee, a transferred Non-Qualified Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 6(e) as if such option had not been transferred and (ZZ) no Non-Qualified Stock Option granted prior to October 31, 1996 may be transferred until such option has been held by the Optionee for a period of not less than six months after the date on which such option was granted.

     (e) EMPLOYMENT. Except as otherwise provided in the next sentence, no option shall be exercisable unless the Optionee shall have been employed by the Company (or any present or future parent or subsidiary of the Company) during the period beginning on the date the option is granted and ending on a date ninety days before the date of exercise (and subject to Section 10 herein); provided, however, that in the event an Optionee dies while in the employ of the Company (or any present or future parent or subsidiary of the Company) or within ninety days after such employment had terminated, the employment period requirement described above shall be deemed to have been satisfied. In the event an Optionee has attained his Retirement Date (as defined herein), (i) the provisions of the preceding sentence shall not be applicable to such Optionee's Non-Qualified Stock Options and (ii) such Optionee's Non-Qualified Stock Options shall not be exercisable after the second anniversary of such Optionee's Retirement Date. For purposes of this Plan, the term "Retirement Date" shall mean the date on which the Optionee's employment with the Company (and any parent or subsidiary of the Company) terminates (including termination because of death) if the Optionee had then attained age 55 and completed ten calendar years of service with the Company (or any parent or subsidiary of the Company).

     (f) MINIMUM HOLDING PERIOD. No option granted prior to November 1, 1996 may be exercised before the date which is six months after the date on which such option was granted. Each option shall contain such additional or other restriction or restrictions with respect to the stated percentage of Shares covered by such option as to which such option may be exercised as the Committee may deem desirable or necessary in order to carry out the purposes and requirements of the Plan.

     (g) LIMITATION ON OPTION GRANTS. No Optionee may be granted options in any calendar year with respect to more than 50,000 shares.

     (h) ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Shares for which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or any of its subsidiaries) exceeds $100,000 (or such other individual limit as may be in effect under the Code on the date of grant), such options shall not be Incentive Stock Options. No Incentive Stock Option shall be granted to an employee who, at the time such option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company within the meaning of Section 422(b)(6) of the Code unless: (i) at the time the option is granted, the option price is at least one hundred ten percent of the fair market value of the Shares subject to the option, and (ii) such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     Section 7.  EXERCISE AND PAYMENT OF OPTION PRICE.

     Section 7.1 EXERCISE OF OPTIONS. Options shall be exercised as to all or a portion of the Shares by delivery of an irrevocable written notice to the Company setting forth the exact number of Shares as to which the option is being exercised and including with such notice payment of the option price (plus minimum required tax withholding). The date of exercise shall be the date such written notice and payment have been delivered to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's home office. No option may be exercised with respect to a fractional share of stock. Notwithstanding the fact that an option has been transferred pursuant to Section 6.2(d)(ii), the grantee of such option shall remain liable for any required tax withholding.

     Section 7.2 PAYMENT FOR SHARES. Payment of the option price (plus minimum required tax withholding) may be made by (a) tendering cash (in the form of a check or otherwise) in such amount, or (b) with the consent of the Committee, tendering Shares with a fair market value on the date of exercise equal to such amount, or (c) delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount. Notwithstanding the fact that an option has been transferred pursuant to Section 6.2(d)(ii), the grantee of such option shall remain liable for any required tax withholding.

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
     Section 8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If the Company shall, after the Effective Date, change its common stock into a greater or lesser number of shares through a stock dividend, stock split-up or combination of shares, then

     (i) the number of Shares then subject to the plan but which are not then subject to any outstanding option;

     (ii) the number of Shares subject to each then outstanding option (to the extent not previously exercised); and

     (iii) the price per Share payable upon exercise of each then outstanding option.

 shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up or combination of shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an option. If any split-up or combination of shares shall involve a change of par value, the Shares subject to options theretofore or thereafter granted shall be the Shares as so changed.

     If, after the Effective Date, there shall be any change in the stock of the Company other than through a stock dividend, stock split-up or combination of shares, or other change listed in Section 9 herein, then if (and only if) the Committee shall determine that such change equitably requires an adjustment in the number or kind or option price of Shares then subject to an option, or the number or kind of Shares remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such option and the Plan. If any member of the Board shall, at the time of such approval, be an Optionee, he shall not participate in action in connection with such adjustment.

     Section 9.  MERGER, REORGANIZATION, OR CHANGE IN CONTROL.
     (a) Nothing contained in this Plan or in any option granted under the Plan shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; and in any such event (other than a merger in which the Company is the surviving corporation and after which the Company remains an independent, publicly held corporation), the Company or any surviving party to any such merger, consolidation, or sale or transfer of assets may provide by resolution of its Board of Directors that all rights of the person or persons entitled to exercise then outstanding options granted under the Plan, and such options, shall wholly and completely terminate at the time of any such merger, consolidation, sale or transfer of assets, liquidation, or dissolution, except that adequate provision for such person or persons shall be made in accordance with paragraph (b) below.

     (b) In the event that (i) any individual, corporation, partnership or other person or group of persons or entities becomes the beneficial owner, directly or indirectly, of 45% or more of the Company's then outstanding common stock ("Change in Control" or (ii) any merger, consolidation, liquidation, dissolution or termination after which the Company will not survive as an independent, publicly-owned corporation or any sales or transfer of all or substantially all of the Company's assets ("Reorganization") occurs, then the Company shall pay with respect to each outstanding option under this Plan an amount equal to
 (x) the difference between the Fair Market Value (as defined in (c) below) and exercise price of the option, multiplied by (y) the number of Shares subject to such option. Such payment shall be made in cash within 30 days after, in the case of a Reorganization requiring approval by the Company stockholders, the date of such approval and, in the case of a Change in Control, the date upon which such change occurs.

     (c) Solely for purposes of (b) above, "Fair Market Value" shall mean the greater of (i) the highest price per share of the Company's common stock paid by the acquiring person within twelve months of the occurrence of the Change in Control to effect such change or provided for in any agreement for the Reorganization, or (ii) fair market value determined in accordance with Section 6.2(c) of this Plan.

     Section 10. TERMINATION OR LAPSE OF OPTIONS. Each option shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable Stock Option Agreement, (b) the applicable date set forth in Section 6.2(b), (c) the date of the Optionee's voluntary resignation or termination for cause, or (d) the date which is ninety days after the date of the Optionee's other termination of employment with the Company or any present or future parent or subsidiary of the Company; provided, however, that in the event of an Optionee's death while in the employ of the Company or a parent or subsidiary of the Company or, if the Optionee is no longer so employed, in the event of the Optionee's death within ninety days after such employment had terminated, an option may be exercised, to the extent exercisable by the Optionee immediately prior to his death, in whole or in part by the Optionee's estate or designee by will, or, if applicable, the transferee of such option pursuant to Section 6.2(d) but only if the date of exercise is on or before the first to occur of
 (i) the expiration date set forth in the applicable Stock Option Agreement, (ii) the applicable date set forth in Section 6.2(b), or
 (iii) (A) for options subject to the first sentence of Section 6.2(e), the date which is twelve months after the date of the Optionee's death, and (B) for options subject to the second sentence of Section 6.2(e), the second anniversary of the deceased Optionee's Retirement Date. For purposes of this section, "for cause" shall mean affirmative acts in violation of federal, state, or local criminal law.

     Section 11.  AMENDMENT AND TERMINATION OF PLAN.

     Section 11.1 AMENDMENT OF PLAN. The Board of Directors of the Company may amend the Plan from time to time and at any time; provided, however, that no amendment shall adversely affect any option which has been granted prior to the amendment and no amendment with respect to the maximum number of Shares which may be issued pursuant to options or the class of eligible employees, or which materially increases benefits accruing to Optionees under the Plan (within the meaning of section 162(m) of the Code) shall be effective unless approved by a majority of the shares entitled to vote at a meeting of shareholders.

     Section 11.2 TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) October 19, 2004 or (b) the date specified by the Board of Directors of the Company as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any options outstanding on the date of termination.

     Section 12. EFFECTIVE DATE. The Effective Date of the Plan shall be October 20, 1994, the date of approval by the Board of Directors of the Company; provided, however, that neither the Plan nor grants made under the Plan shall be effective unless the adoption of the Plan is approved at the annual meeting of the Company's stockholders next following such date by the majority of the shares entitled to vote at such meeting.

     Section 13. INVESTMENT INTENT. Shares acquired pursuant to the exercise of an option, if not registered by the Company under the Securities Act of 1933 (the "Act"), will be "restricted" stock which will not be freely transferable by the holder after exercise of the option. Each participating employee and assignee in interest of the employee accordingly represents, as a condition of participation in the Plan, that Shares which are unregistered under the Act are being acquired for the Optionee's (or his assignee's) own account for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof.

     Section 14. AVAILABILITY OF INFORMATION. The Company shall furnish each Optionee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the option agreement provided for in Section 6.1 is executed by the Optionee and
 (b) a copy of each subsequent annual report, on or about the same date as such report shall be made available to shareholders of the Company. The Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Optionee or any duly authorized representative of the Optionee, copies of all reports filed by the Company with the Securities and Exchange Commission or the commissioner of securities of any state, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its proxy statements.

     Section 15. CONDITIONS OF EMPLOYMENT. Participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future parent or subsidiary of the Company and the Company and its participating subsidiaries hereby expressly reserve the right to terminate the employment of any employee, with or without cause, regardless of the Plan and any options granted pursuant to it.

     Section 16.  MISCELLANEOUS.

     (a) The transfer of an employee from the Company to a parent or subsidiary of the Company or from a parent or subsidiary of the Company to the Company or another parent or subsidiary of the Company shall not be a termination of employment or an interruption of continuous employment for the purpose of the Plan.

     (b) As used in the Plan, the term "parent" and "subsidiary" shall have the meanings ascribed to them in Sections 421, 422A and 425 of the Code.

     Section 17. GOVERNMENT APPROVALS. If at any time the Company shall be advised by its counsel that the exercise of any option or the delivery of shares of Stock upon the exercise of an option is required to be approved, registered or qualified under any applicable law, or must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, the Company will use reasonable efforts to obtain such approval, to effect such registrations and qualifications, or to provide such prospectus or similar circular within a reasonable time, but exercise of the options or delivery by the Company of certificates for shares of Stock may be deferred until such approvals, registrations or qualifications are effected, or until such prospectus or similar circular is available.

     Section 18. Notwithstanding any other provision of this Plan or of any option agreement relating to any option granted hereunder, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 24, 1997, by and among Wausau Paper Mills Company, WPM Holdings, Inc. and the Company on substantially the terms and conditions set forth therein as of August 24, 1997 shall not be deemed to constitute a "Change in Control" or any other transaction described in Section 11(b) of this Plan and of any corresponding or similar provision of any such option agreement. Without limiting the generality of the foregoing, the consummation of such transactions shall not result in the payment of any cash to any holder of an option granted under this Plan.

                           AMENDMENT TO
                    MOSINEE PAPER CORPORATION
                 1994 EXECUTIVE STOCK OPTION PLAN


 Amendment adopted March 4, 1999, replacing the provisions of Section 9 in its entirety with the following:

     Section 9.  CHANGE IN CONTROL.

     Section 9.1 DEFINITION OF "CHANGE IN CONTROL." For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock the "Outstanding Corporation Common Stock")of Wausau-Mosinee Paper Corporation(the "Corporation") or
 (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation,
 (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (D) any acquisition pursuant to a transaction which complies with clauses (i),
 (ii), and (iii) of paragraph (c) of this Section 15.1, (E) except as provided in paragraphs (d) and (e), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (F) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (F) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (A), (B), (C), (D), or (E) of this paragraph (a) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or

     (b) A change in the composition of the Board of Directors of the Corporation (for purposes of this Section 9, the "Board") such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

     (c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

     (d) The Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

     (e) The Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

     (f) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     For purposes of this Section 9.1, the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

     For purposes of this Section 9.1, the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

     For purposes of this Section 9.1, the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

     Section 9.2  EFFECTS OF CHANGE IN CONTROL.

     (a)  In the event of a Change in Control,

     (i) all options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") shall, to the extent not then exercisable or vested, immediately become exercisable in full, and

     (ii) each Optionee may elect, with respect to each option held by such Optionee on the Change in Control Date (the Optionee's
         "Election Right"), to surrender such option for an immediate lump sum cash payment in an amount equal to the product of (A) the number of shares of common stock of the Corporation (for purposes of this Section 9.2, "Shares") then subject to the option as to which the election is being exercised, multiplied by (B) the excess, if any, of (1) the greater of (a) the Change in Control Price or (b) the highest fair market value of a Share on any day in the 60-day period ending on the Change in Control Date, over (2) the option price of such option. For purposes of this Section 9.2, the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 9.1(c), the highest price per Share paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options, the Change in Control Price shall be in all cases the fair market value of the Shares on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

     (b) The exercise of an Election Right must be in writing, specify the option or options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Corporation either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Corporation's home office on or before the 60th day following the Change in Control Date.

     (c) All payments due an Optionee pursuant to the provisions of this Section 9.2 shall be made by the Corporation on or before the 5th business day following the date on which the Optionee's election has been delivered to the Corporation pursuant to Section 9.2(b).

     (d) Notwithstanding any other provision of this Section 9.2, if the grant or the exercise of an Optionee's Election Right or payment of cash provided for in Section 9.2(b) would make a Change in Control transaction ineligible for pooling-of-interests accounting treatment under APB No. 16, that, but for the nature of such grant or exercise of Election Rights or payment of cash, would otherwise be eligible for such pooling-of-interests accounting treatment, the Committee shall have the right and authority to substitute for the cash payments to be made to the Optionee pursuant to Section 9.2(a), Shares with a fair market value, determined as of the date of delivery of such Shares, equal to the cash that would otherwise be payable to such Optionee in connection with the exercise of an Optionee's Election Right hereunder or, to the extent necessary to preserve such pooling-of-interests accounting treatment, to otherwise modify, eliminate, or terminate such Election Right.